Ex-99.17(b)


                               FORM OF PROXY CARD
                       PILOT DIVERSIFIED BOND INCOME FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Diversified Bond Income Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Strategic Fixed Income Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.


                          [ ]YES              [ ]NO            [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                         -----------------------------



                                          _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)



                               FORM OF PROXY CARD
                                PILOT GROWTH FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Growth Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Disciplined Equity Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                          [ ]YES              [ ]NO            [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                          -----------------------------


                                          _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)

                               FORM OF PROXY CARD
                          PILOT GROWTH AND INCOME FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Growth and Income Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Value Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                         [ ]YES              [ ]NO            [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                         -----------------------------

                                         _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)


                               FORM OF PROXY CARD
                     PILOT INTERMEDIATE MUNICIPAL BOND FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Intermediate Municipal Bond Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Intermediate Municipal Bond Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                       [ ]YES               [ ]NO            [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                         -----------------------------


                                          _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)

                               FORM OF PROXY CARD
                  PILOT INTERMEDIATE U.S. GOVERNMENT SECURITIES
                                      FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Intermediate U.S. Government Securities Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Short- Intermediate Government Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                      [ ]YES             [ ]NO            [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                             -----------------------------



                                             _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)

                               FORM OF PROXY CARD
                    PILOT MISSOURI SHORT-TERM TAX-EXEMPT FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Missouri Short-Term Tax-Exempt Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Tax Exempt Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                      [ ]YES              [ ]NO             [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                          -----------------------------



                                          _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)
                               FORM OF PROXY CARD
                            PILOT MUNICIPAL BOND FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Municipal Bond Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Municipal Income Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                      [ ]YES              [ ]NO             [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                         -----------------------------


                                         _____________________________, 1997





                                                                   (Please Date)

                                                                     Ex-99.17(b)
                               FORM OF PROXY CARD
                  PILOT SHORT-TERM TAX-EXEMPT DIVERSIFIED FUND
                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 21, 1997

  The undersigned hereby appoints _____________ and _____________, and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pilot Funds ("Pilot Funds") to be held at the offices of Pilot Funds, 3435 Stelzer Road, Columbus Ohio 43219-3035, at 10:00 a.m. (Eastern time), April 21, 1997, and at any adjournment or adjournments thereof, casting votes according to the number of shares of each class of the Pilot Short-Term Tax-Exempt Diversified Fund (the "Fund") which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting, and hereby ratifying and confirming all that said attorneys and proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF PILOT FUNDS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 20, 1997.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES ON BEHALF OF THE FUND AND PILOT FUNDS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

         PROPOSAL:

              To approve the Agreement and Plan of Reorganization ("Plan"), and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the designated class of the Fund to the corresponding class of Nations Tax Exempt Fund ("Acquiring Fund") of Nations Fund Trust in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Fund; and (b) the distribution to Fund shareholders, shares of the Acquiring Fund so received.

                       [ ]YES              [ ]NO             [ ]ABSTAIN

In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.




Please sign above exactly as your name(s) appear(s) hereon. Fiduciaries should give full titles as such.

                                          -----------------------------



                                          _____________________________, 1997

                                                                   (PLEASE DATE)